Q4 2021 Supplemental Presentation 02/16/2022 S E C R E T S ® B A H I A M I T A

D ISC LA IMERS 2 FORWARD-LOOKING STATEMENTS Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about Hyatt Hotels Corporation’s (the “Company”) plans, strategies, outlook, leisure transient and group and business demand expectations and rooms revenue composition, earnings mix composition expectations, growth trends, the number of properties we expect to open in the future, cash flow expectations, Apple Leisure Group ("ALG") acquisition integration expectations, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, risks associated with the acquisition of ALG, including the related incurrence of additional material indebtedness; our ability to realize the anticipated benefits of the acquisition of ALG as rapidly or to the extent anticipated, including successfully integrating the ALG business with ours; the duration and severity of the COVID-19 pandemic and the pace of recovery following the pandemic, any additional resurgence, or COVID-19 variants; the short and long-term effects of the COVID-19 pandemic, including on the demand for travel, transient and group business, and levels of consumer confidence; the impact of the COVID-19 pandemic, any additional resurgence, or COVID-19 variants, and the impact of actions that governments, businesses, and individuals take in response, on global and regional economies, travel limitations or bans, and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretionary spending; the broad distribution and efficacy of COVID-19 vaccines and treatments, wide acceptance by the general population of such vaccines, and the availability, use, and effectiveness of COVID-19 testing, including at-home testing kits; the ability of third-party owners, franchisees, or hospitality venture partners to successfully navigate the impacts of the COVID-19 pandemic, any additional resurgence, or COVID-19 variants; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geo-political conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of the COVID-19 pandemic, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business; and other risks discussed in the Company's filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward- looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation includes references to certain financial measures, each identified with the symbol“†”, that are not calculated or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. For how we define the non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure, please refer to the Appendix at the end of this presentation. KEY BUSINESS METRICS This presentation includes references to certain key business metrics used by the Company. For how we define these metrics, please refer to the Appendix at the end of this presentation.

2021 Recap A Year of Transformation Z O E T R Y ® C A S A D E L M A R L O S C A B O S 3

2021 H YATT PER FO R MA NCE R EC A P 1 4 1. Based on full year 2021 and not reflective of stabilized performance due to the meaningful impact of COVID-19 on 2021 results; includes two months of ALG results unless otherwise noted 2. RevPAR reflects comparable system-wide hotels only 3. Adjusted SG&A† Savings reflects Hyatt Adjusted SG&A excluding ALG; Adjusted SG&A in 2019 includes $22 million of Two Roads Hospitality integration costs; Adjusted SG&A in 2021 includes $8 million of ALG integration costs 4. Markets as defined by Smith Travel Research (STR) Tract $77.80 RevPAR2 $257M Adjusted EBITDA† +12% Pipeline Growth year-over-year +19.5% Net Rooms Growth year-over-year $74M Adjusted SG&A† Savings vs. 20193 $630M Asset Disposition Proceeds in 2021 KEY HIGHLIGHTS Acquired Apple Leisure Group (“ALG”) Completed $1.5B Asset Disposition Commitment Launched New $2.0B Asset Disposition Commitment Opened 1000th Hotel Entered 47 New Markets4 +67% vs. 2020 +$434M vs. 2020

K EY METR IC S STR EN G THEN S IG N IF IC A N TLY A S YEA R PR O G R ESSES 2021 ADJUSTED EBITDA† ($M) & REVPAR1 2021 KEY FINANCIAL METRICS System-wide RevPAR up +109% Q1 to Q4 BIF Fees up +154% Q1 to Q4 O&L Margin3 expands +36 pts Q1 to Q4 $46 $97 $124M 24.8% $49M -10.9% Q1 108 4 -65% -50% -32% -26% -70.00% -60.00% -50.00% -40.00% -30.00% -20.00% -10.00% 0.00% -40 -20 0 20 40 60 80 100 120 Q1'21 Q2'21 Q3'21 Q4'21 -$20M $55M $110M $112M ALG Legacy Hyatt2 System-wide RevPAR vs. 2019 ALG Adjusted EBITDA† contribution does not include a $19M increase in Net Deferrals and $8M increase in Net Financed Contracts in Q4 Adjusted EBITDA† 5 Q4 1. 2021 performance metrics include two months of ALG results; 2021 absolute RevPAR reflects comparable system-wide hotels; RevPAR versus 2019 on a reported basis 2. Legacy Hyatt Q4 Adjusted EBITDA† impacted by one-time ALG integration costs and increase in bonus accrual; reflects $13 million real estate disposition impact in Q4 2021 as compared to Q3 2021 3. Represents O&L Operating Margin for comparable properties

LE ISU R E TR A N SIEN T AT R EC O R D STR EN G TH; B U SIN ESS TR A N SIENT A N D G R O U P PR IMED FO R G R O WTH IN 2022 6 SYSTEM-WIDE ROOMS REVENUE1 % VS. 2019 58% 85% 97% 102% 18% 27% 38% 44% 22% 28% 51% 60% Q1'21 Q2'21 Q3'21 Q4'21 Leisure Transient Business Transient Group Leisure Transient Revenue Builds on Strong Momentum in Q3; Reaches Record Level in Q4 Group and Business Transient Gain Momentum and Significant Upside Remains 1. System-wide Rooms Revenue excludes ALG; % Recovered calculation based on comparable hotels in both 2019 and 2021 2. Group includes Contract Rooms Revenue 2

LEISURE MIX GROWS AS A % OF REVENUES WITH ALG ACQUISITION



2019 ROOMS REVENUE[1] MIX
~30%
~45%
~25%
~20%
of Group is Leisure
ESTIMATED MIX AT FULL RECOVERY[2]
~27%
~52%
~21%
Leisure Transient
Business Transient
Group[3]

ALG Expected to Expand Leisure Revenue Mix by **700 bps**



ZOËTRY® AGUA PUNTA CANA

1. Comparable system-wide hotels rooms revenue; Net Package Revenue included as part of rooms revenue
2. Estimated mix at full recovery assumes pre-Covid revenue mix contribution adjusted for anticipated rooms growth plus estimated ALG rooms revenue mix at pre-Covid RevPAR levels adjusted for current system size. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.
3. Group includes Contract Rooms Revenue

HYATT

7

INDUSTRY LEADING NET ROOMS GROWTH DRIVEN BY ALG ACQUISITION AND RECORD YEAR OF ORGANIC OPENINGS

SYSTEM-WIDE ROOMS[1]
ROUNDED TO NEAREST THOUSAND


+19.5%
47
ALG
32
+13.4%
Hyatt
15
+6.1%
238
285
YE 2020
Net Rooms[2]
YE 2021

Hyatt opened **99 HOTELS** (17,800 ROOMS) Including → **17 CONVERSIONS** *17% of total*


ALILA® NAPA VALLEY

HYATT

1. Room count is for Managed and Franchised rooms and includes O&L hotels; excludes Vacation Ownership, Residential or Condominium Ownership
2. Net Rooms growth represents new rooms added in 2021 net of terminations

8

GROWTH IS CONTRIBUTING TO A TRANSFORMED PORTFOLIO; HYATT HAS EXPANDED BY ~100K ROOMS, 53%, IN 4 YEARS

SYSTEM-WIDE ROOMS
ROUNDED TO NEAREST THOUSAND



+53%
186
55
+30%
12
+6%
32
+17%
285
YE 2017
Organic Growth[1]
Two Roads Acquisition
ALG Acqusition
YE 2021



ALILA® HINU BAY

HYATT

1. Organic growth net of terminations 1/1/2018 – 12/31/2021

9

HYATT PORTFOLIO IS UNIQUELY POSITIONED; DRIVEN BY SIGNIFICANT EXPANSION OF LUXURY, LIFESTYLE AND RESORT HOTELS

	YE 2017[1]	YE 2021	GROWTH
LUXURY ROOMS	43K	**85K**	**Doubled Luxury Rooms**
LIFESTYLE[2] ROOMS	9K	**29K**	**Tripled Lifestyle Rooms**
RESORT ROOMS	21K	**66K**	**Tripled Resort Rooms**


SUNSCAPE® CURAÇAO RESORT

HYATT GLOBAL SHARE[3]

#1 World's Largest Portfolio of Luxury Branded Rooms in Resort Locations

18% Global Share of Luxury Branded Rooms in Resort Locations

13% Global Share of Luxury Branded Rooms in all locations

1. Baseline growth since 2017 reflects year when Hyatt launched asset-light strategy
2. Includes JdV by Hyatt™, The Unbound Collection by Hyatt®, Alila®, Andaz®, Thompson Hotels®, and Hyatt Centric®
3. Source: STR Global Census as of 12/31/21; Luxury Branded Rooms as defined by STR Chain Scale Classification

10

PIPELINE CONTINUES TO EXPAND; LEADING POSITION AS % OF EXISTING BASE

PIPELINE ROOMS[1]

ROUNDED TO NEAREST THOUSAND



+61%
70
89
101
101
97
9
7
113
ALG
Two Roads
Hyatt
2017
2018
2019
2020
2021

61%
Industry-leading pipeline growth over last four years

Pipeline represents **40%** of existing rooms

~40%
of pipeline rooms are under construction[2]



ANDAZ® MAYAKOBA RIVIERA MAYA

HYATT

1. Rooms based on pipeline as of 12/31/2021
2. Based on pipeline as of 12/31/2021

11

EXECUTING ON HYATT'S CAPITAL STRATEGY LEADS TO AN ACCELERATION IN FEE BASED EARNINGS

HYATT'S CAPITAL STRATEGY

- Monetize Additional Owned Assets
- Provide Funds for Future Growth Investments, Debt Repayment, and Shareholder Returns
- Accelerate Toward Greater Fee-Based Earnings

MONETIZING ADDITIONAL OWNED ASSETS

$3B
Assets sold since 2017

17X
Multiple on Assets Sold

$2B
New Asset Sell Down Commitment

13-15X
Estimated Multiple on Future Asset Sales

ACCELERATION TO FEE-BASED EARNINGS EARNINGS MIX, % OF TOTAL[1]



63
37
43
57
20
80
2009
2019
2024
Fee-based
Owned & Leased

80%
Estimated Fee-Based Earnings by end of 2024

1. Earnings composition percentages above exclude Corporate & Other and eliminations. Illustrative business mix in 2024 assumes successful completion of $2 billion disposition plan and estimated growth. Excludes ALG Vacations Adjusted EBITDA† contribution. Illustrative 2024 earnings is calculated using Adjusted EBITDA† and includes Net Deferrals and Net Financed Contracts. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. Fee-Based consists of Americas, EAME/SWA and ASPAC reportable management & franchising segments.

HYATT 12

ALG Results Network Effect Driving Growth D R E A M S ® D O M I N I C U S L A R O M A N A 13

ALG FULL YEAR 2021
RESULTS SIGNIFICANTLY AHEAD OF UNDERWRITING

APPLE LEISURE GROUP®

$28M Adjusted EBITDA† + **$98M** Net Deferrals + **$48M** Net Financed Contracts

FULL YEAR KEY HIGHLIGHTS

amr COLLECTION

UNLIMITED VACATION CLUB

- Net Package RevPAR **ahead** of 2019 from July to December
- Opened **~8K rooms and 29 hotels**
- AMR™ Fee Revenue **of $77M**; Incentive fee recovery expected in 2022
- Signed 28K new membership contracts **ahead** of full year 2019
- Membership contribution of **13% of AMR™ room nights** and **15% of hotel revenue**

ALGVACATIONS.

- **2.2M** Departures
- **30%** of ALGV bookings from U.S. based customers were to AMR™ Resorts



ZOETRY® CASA DEL MAR LOS CABOS

HYATT

ALG full year information presents key business metrics and other data used by Hyatt (including Adjusted EBITDA, a non-GAAP financial measure) on a standalone basis for fiscal year 2021, as adjusted to present such ALG information to align with Hyatt's definitions of key business metrics and Adjusted EBITDA. All such information and data is being presented and provided solely for informational purposes to enable investors to evaluate performance on a consistent basis.

14

ALG KEY METRICS REACH RECORD LEVELS IN SECOND HALF OF 2021

ADJUSTED EBITDA† + NET DEFERRALS + FINANCED CONTRACTS

$ IN MILLIONS



Adjusted EBITDA†
Net Deferrals
Financed Contracts
14
30
5
1H
34
68
23
2H

KEY OPERATIONAL METRICS

	1H	2H	GROWTH
NET PACKAGE REVPAR	97.17	138.30	↑42%
MANAGEMENT FEES	$25M	$52M	↑108%
SIGNED CONTRACTS	12,027	15,767	↑31%

HYATT

ALG full year information presents key business metrics and other data used by Hyatt (including Adjusted EBITDA, a non-GAAP financial measure) on a standalone basis for fiscal year 2021, as adjusted to present such ALG information to align with Hyatt's definitions of key business metrics and Adjusted EBITDA. All such information and data is being presented and provided solely for informational purposes to enable investors to evaluate performance on a consistent basis.

15

ALG POSTS STRONG RESULTS AS PART OF HYATT FOR TWO MONTHS IN Q4 2021

APPLE LEISURE GROUP®

$4M Adjusted EBITDA† + **$19M** Net Deferrals + **$8M** Net Financed Contracts

TWO MONTH KEY HIGHLIGHTS

amr COLLECTION

UNLIMITED VACATION CLUB

- Net Package RevPAR **7% ahead** of 2019 for comparable hotels in Americas
- AMR™ Fee Revenue of **$21M; 26% above 2019**
- Signed 3.9K new membership contracts; **11% above 2019**
- Membership contribution of **11% of AMR™ room nights**

ALGVACATIONS.

- **373K** Departures
- December negatively impacted by expiration of one-time credits

HYATT



SECRETS® ST. JAMES MONTEGO BAY

16

STR ATEG ICA LLY IN TEG R ATED PLATFO R M D R IVES H O TEL PER FO R MA NCE 17 Net Rooms Growth of AMR™ Collection Accelerates Network Effect for Unlimited Vacation Club and ALG Vacations® 13% 15% of rooms occupied at AMR™ hotels are members in the Americas of Total Hotel Revenue at AMR™ hotels is driven by the membership program in the Americas 30% of U.S.-based ALG Vacations® bookings are to AMR™ resorts #1 World’s #1 Provider of U.S.-based leisure travelers to Mexico and Caribbean 1. As of 12/31/21, Unlimited Vacation Club® memberships are not yet sold at AMR™ Collection’s Alua Hotels & Resorts® brand and white-label properties. 1

AMR™ AND UNLIMITED VACATION CLUB® CREATE A POWERFUL NETWORK EFFECT; DRIVE VALUE FOR GUESTS AND OWNERS

MEMBERSHIP ENGAGEMENT & SATISFACTION IS HIGH

Members are **highly engaged** between stays and serve as brand ambassadors

18% p.a. Membership growth, past 5 years

~20% of signed contracts are existing members upgrading to a higher tier

<6% average early termination rate of memberships sold over the past 5 years

Contract duration secures **share of wallet** for years into the future

UNLIMITED VACATION CLUB FUELS PERFORMANCE AT AMR™ HOTELS

Accounts for **15%** of AMR™ total hotel revenue[1]

Unlimited Vacation Club® is exclusive to AMR™'s 60 Americas hotels today;
expansion outside of Mexico & Caribbean represents step-function opportunity



SECRETS® AKUMAL RIVIERA MAYA

HYATT

1. Total Hotel Revenue for AMR™ Americas hotels.

18

AMR™ Collection Pipeline2 represents 28% of existing base IN TEG R ATED PLATFO R M LEA D S TO U N PR EC EDEN TED G R O WTH & STR O N G P IPEL IN E TO FU EL FU TU R E EXPA N SIO N 19 AMR™ COLLECTION HOTELS & ROOMS1 9 51 69 99 4 19 24 32 2007 2017 2019 2021 YE Hotels YE Rooms (000's) 19% CAGR 16% CAGR 20% CAGR Expansion in Europe A L U A H O T E L S & R E S O R T S ® H A W A I I I B I Z A 1. AMR™ Collection hotel and room counts as of 12/31/21 2. Based on AMR™ Collection pipeline as of 12/31/21

ALG INTEGRATION EXPECTED TO DRIVE INCREMENTAL GROWTH IN 2022 AND BEYOND

VALUE ENHANCEMENTS

- World of Hyatt integration for the Americas in summer of 2022, with Europe to follow
- AMR™ Collection hotels to be fully bookable through Hyatt channels for the Americas in the summer of 2022, with Europe to follow
- Leverage Hyatt's terms with OTAs and third parties to improve the cost of distribution for ALG owners
- Exploration of integrations across Hyatt and ALG technology ecosystems to deliver powerful new booking capabilities for members and guests is underway and expected to increase revenue


BREATHLESS® RIVIERA CANCUN RESORT & SPA

HYATT

20

Accounting Considerations D R E A M S ® L O S C A B O S S U I T E S G O L F R E S O R T & S P A 21

AMR™ AND UNLIMITED VACATION CLUB® GENERATE STRONG CASH FLOW; ADJUSTED EBITDA† IMPACTED BY NET DEFERRALS

CONTRACT SIGNING — END OF CONTRACT TERM

CASH

Significant portion of cash received at time of signing

Membership fee either paid-in-full at signing or financed with a typical term of less than four years with significant down payment

GAAP EXPENSE

Majority of expenses recognized in period contract is signed

Expense recognition is front-loaded as certain marketing, rent and overhead expenses to acquire new members are incurred when the contract is signed

GAAP REVENUE

Revenue is recognized over the life of the contract

Timing imbalance between revenue and expense recognition results in Adjusted EBITDA† loss in year contract is signed with expected Adjusted EBITDA† gains thereafter as revenue is recognized


SECRETS® THE VINE CANCUN

HYATT

22

UNLIMITED VACATION CLUB® CREATES NET DEFERRALS AND NET FINANCED CONTRACTS PRIMARILY IN TWO WAYS

NEW CONTRACT SIGNED

Signed Contracts fall into two categories

New Member Joins
80% of contracts on average

Existing Member Upgrades Membership
20% of contracts on average

MEMBERSHIP FEE

Membership Fee is one-time charge with annual renewal fee; Payment is made two ways

1 Finance Portion of Membership Fee

Majority of members choose financing; contract term typically less than four years

2 Cash Down Payment or Full Payment

Members who finance place substantial down payment; a minority choose to pay full membership fee upon signing

ACCOUNTING IMPLICATION

Revenue and expense recognition timing

Net Financed Contracts

Represents portion of contract financed less certain membership-related costs

Collection rate is 85%, Net Financed Contract amount reported is net of a bad debt reserve

Deferred Revenue and Expense

***Deferred Revenue** created when cash is received through initial down payment, full up-front payment or as members pay down Financed Contract amount*

***Deferred Expense** created when expenses are paid*

***Net Deferrals** reflect the revenues and expenses that will be recognized over the customer life*

HYATT

23

ILLUSTRATIVE 10-YEAR MEMBERSHIP CONTRACT HIGHLIGHTS DIFFERENCE IN WHEN VALUE CREATION IS REFLECTED

Adjusted EBITDA†
% BY YEAR


100%
0%
-12%
32%
49%
31%
Year(s)
1
2-3
4-7
8-10

Adjusted EBITDA†+ Net Deferrals + Net Financed Contracts
% BY YEAR


100%
0%
66%
17%
11%
6%
1
2-3
4-7
8-10

Value creation more fully reflected in period of contract signing through:
Adjusted EBITDA† + Net Deferrals + Net Financed Contracts


SECRETS® ST. MARTIN

HYATT

Example is for illustrative purposes only; assumes portion of contract is financed; certain fixed costs are included in the first year such as rent, payroll and marketing expenses

24

ADJUSTED EBITDA† + NET DEFERRALS + NET FINANCED CONTRACTS REFLECTS ECONOMIC VALUE CREATION

- Reflects economic value[1] creation in the period a membership contract is signed
- Tracks closely with cash flow generation
- Consistent with how performance is incentivized
- Allows for period-to-period comparisons that are driven by contract signings


SECRETS® WILD ORCHID MONTEGO BAY

HYATT

1. Economic value is contract revenue less the expected cost to service the contract (e.g., sales commissions, marketing expenses, free nights, and other costs).

25

Appendix D R E A M S ® V I S T A C A N C U N G O L F & S P A R E S O R T 26

27 D EFIN IT IO N S Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (Adjusted EBITDA) and EBITDA We use the terms Adjusted EBITDA and EBITDA throughout this presentation. Adjusted EBITDA and EBITDA, as the Company defines them, are non-GAAP measures. We define Adjusted EBITDA as net income (loss) attributable to Hyatt Hotels Corporation plus its pro rata share of unconsolidated owned and leased hospitality ventures Adjusted EBITDA based on its ownership percentage of each owned and leased venture, adjusted to exclude the following items: • interest expense; • benefit (provision) for income taxes; • depreciation and amortization; • amortization of management and franchise agreement assets and performance cure payments, which constitute payments to customers (Contra revenue); • revenues for the reimbursement of costs incurred on behalf of managed and franchised properties; • costs incurred on behalf of managed and franchised properties that we intend to recover over the long term; • equity earnings (losses) from unconsolidated hospitality ventures; • stock-based compensation expense; • gains (losses) on sales of real estate and other; • asset impairments; and • other income (loss), net We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to corporate and other Adjusted EBITDA. Our board of directors and executive management team focus on Adjusted EBITDA as a key performance and compensation measure both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our president and chief executive officer, who is our chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in significant part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of our board of directors determines the annual variable compensation for certain members of our management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA, or some combination of both. We believe Adjusted EBITDA is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance and making compensation decisions and facilitates our comparison of results before these items with results from other companies within our industry. Adjusted EBITDA excludes certain items that can vary widely across different industries and among companies within the same industry including interest expense and benefit (provision) for income taxes, which are dependent on company specifics, including capital structure, credit ratings, tax policies, and jurisdictions in which they operate; depreciation and amortization which are dependent on company policies including how the assets are utilized as well as the lives assigned to the assets; Contra revenue which is dependent on company policies and strategic decisions regarding payments to hotel owners; and stock-based compensation expense which varies among companies as a result of different compensation plans companies have adopted. We exclude revenues for the reimbursement of costs and costs incurred on behalf of managed and franchised properties which relate to the reimbursement of payroll costs and for system-wide services and programs that we operate for the benefit of our hotel owners as contractually we do not provide services or operate the related programs to generate a profit over the terms of the respective contracts. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Therefore, we exclude the net impact when evaluating period-over-period changes in our operating results. Adjusted EBITDA includes costs incurred on behalf of our managed and franchised properties related to system-wide services and programs that we do not intend to recover from hotel owners. Finally, we exclude other items that are not core to our operations, such as asset impairments and unrealized and realized gains and losses on marketable securities. Adjusted EBITDA and EBITDA are not substitutes for net income (loss) attributable to Hyatt Hotels Corporation, net income (loss), or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA and EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income (loss) generated by our business. Our management compensates for these limitations by reference to its GAAP results and using Adjusted EBITDA supplementally.

28 D EFIN IT IO N S Adjusted Selling, General, and Administrative (SG&A) Expenses Adjusted SG&A expenses, as we define it, is a non-GAAP measure. Adjusted SG&A expenses exclude the impact of deferred compensation plans funded through rabbi trusts and stock-based compensation expense. Adjusted SG&A expenses assist us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations, both on a segment and consolidated basis. Comparable Owned and Leased Hotels Operating Margin We define comparable owned and leased hotels operating margin as the difference between comparable owned and leased hotels revenues and comparable owned and leased hotels expenses. Comparable owned and leased hotels revenues is calculated by removing non-comparable hotels revenues from owned and leased hotels revenues as reported in our consolidated statements of income (loss). Comparable owned and leased hotels expenses is calculated by removing both non-comparable owned and leased hotels expenses and the impact of expenses funded through rabbi trusts from owned and leased hotels expenses as reported in our consolidated statements of income (loss). We believe comparable owned and leased hotels operating margin is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance. Comparable Hotels "Comparable system-wide hotels" represents all properties we manage or franchise, including owned and leased properties, and that are operated for the entirety of the periods being compared and that have not sustained substantial damage, business interruption, or undergone large scale renovations during the periods being compared or for which comparable results are not available. Effective December 31, 2021, hotels that suspended operations due to the COVID-19 pandemic and have not yet re-opened are no longer included in our definition of comparable system-wide hotels. We may use variations of comparable system-wide hotels to specifically refer to comparable system-wide Americas full service hotels, including our wellness resorts, our select service hotels, or our all-inclusive resorts, for those properties that we manage or franchise within the Americas management and franchising segment, comparable system-wide ASPAC full service or select service hotels for those properties we manage or franchise within the ASPAC management and franchising segment, or comparable system-wide EAME/SW Asia full service or select service hotels for those properties that we manage or franchise within the EAME/SW Asia management and franchising segment. "Comparable owned and leased hotels" represents all properties we own or lease and that are operated and consolidated for the entirety of the periods being compared and have not sustained substantial damage, business interruption, or undergone large scale renovations during the periods being compared or for which comparable results are not available. Comparable system-wide hotels and comparable owned and leased hotels are commonly used as a basis of measurement in our industry. "Non-comparable system-wide hotels" or "non-comparable owned and leased hotels" represent all hotels that do not meet the respective definition of "comparable" as defined above. Constant Dollar Currency We report the results of our operations both on an as-reported basis, as well as on a constant dollar basis. Constant dollar currency, which is a non-GAAP measure, excludes the effects of movements in foreign currency exchange rates between comparative periods. We believe constant dollar analysis provides valuable information regarding our results as it removes currency fluctuations from our operating results. We calculate constant dollar currency by restating prior-period local currency financial results at the current period's exchange rates. These restated amounts are then compared to our current period reported amounts to provide operationally driven variances in our results. Occupancy represents the total number of rooms sold divided by the total number of rooms available at a hotel or group of hotels. Occupancy measures the utilization of a hotel's available capacity. We use occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help us determine achievable ADR levels as demand for hotel rooms increases or decreases. Revenue per Available Room (RevPAR) is the product of the average daily rate and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a hotel property, such as food and beverage, parking, and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. RevPAR is a commonly used performance measure in our industry. RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a hotel would lead to increases in room revenues and additional variable operating costs, including housekeeping services, utilities, and room amenity costs, and could also result in increased ancillary revenues, including food and beverage. In contrast, changes in average room rates typically have a greater impact on margins and profitability as average room rate changes result in minimal impacts to variable operating costs. Net Package RevPAR is the product of the net package ADR and the average daily occupancy percentage. Net Package RevPAR generally includes revenue derived from the sale of package revenue comprised of rooms revenue, food and beverage, and entertainment, net of compulsory tips paid to employees. Our management uses Net Package RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. Net Package RevPAR is a commonly used performance measure in our industry. Net Financed Contracts represent Unlimited Vacation Club contracts signed during the period for which an initial cash down payment has been received and the remaining balance is contractually due in monthly installments over an average term of less than 4 years. The Net Financed Contract balance is calculated as the unpaid portion of membership contracts reduced by expenses related to fulfilling the membership club contracts and further reduced by an allowance for future estimated uncollectible installments. Net Financed Contract balances are not reported on our consolidated balance sheets as our right to collect future installments is conditional on our ability to provide continuous access to benefits at AMR hotels to the member over the contract term, and the associated expenses to fulfill the membership contracts become liabilities of the Company only after the installments are collected. We believe Net Financed Contracts is useful to investors as it represents an estimate of future cash flows due in accordance with contracts signed in the current period. At December 31, 2021, the net financed contract balance not recorded on our consolidated balance sheet was $133 million. Net Deferrals represent the change in contract liabilities associated with the Unlimited Vacation Club membership contracts less the change in deferred cost assets associated with the contracts. The contract liabilities and deferred cost assets are recognized as revenue and expense, respectively, on our consolidated statements of income (loss) over the customer life, which ranges from 3 to 25 years. Pipeline reflects fully executed management and franchise agreements Net Rooms Growth reflects the percentage change in the number of managed and franchised rooms (includes owned and leased properties; excludes Vacation Ownership, Residential, and Condominium Ownership)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

Hyatt Hotels Corporation

Reconciliation of Non-GAAP Financial Measure: SG&A Expenses to Adjusted SG&A Expenses

Results of operations as presented on the consolidated statements of income (loss) include expenses recognized with respect to deferred compensation plans funded through rabbi trusts. Certain of these expenses are recognized in SG&A expenses and are completely offset by the corresponding net gains and interest income from marketable securities held to fund rabbi trusts, thus having no net impact to our earnings (losses). SG&A expenses also include expenses related to stock-based compensation. Below is a reconciliation of this measure excluding the impact of our rabbi trust investments and stock-based compensation expense.

(in millions)

	Year Ended December 31,	
	2021	2019
SG&A expenses	$ 366	$ 417
Less: rabbi trust impact	(38)	(53)
Less: stock-based compensation expense	(50)	(35)
Adjusted SG&A expenses	$ 278	$ 329

	Year Ended December 31,	
	2021	2019
Americas management and franchising	$ 50	$ 64
ASPAC management and franchising	42	50
EAME/SW Asia management and franchising	26	34
Owned and leased hotels	12	16
ALG (a)	23	—
Corporate and other	125	165
Adjusted SG&A expenses	$ 278	$ 329
Adjusted SG&A expenses excluding ALG	$ 255	$ 329

(a) Includes activity for the two month period of ownership following the acquisition of ALG during the year ended December 31, 2021.

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (CONT.)

Hyatt Hotels Corporation
Reconciliation of Non-GAAP Measure: Reconciliation of Net Income (Loss) Attributable to Hyatt Hotels Corporation to EBITDA and EBITDA to Adjusted EBITDA
(in millions)

	Q1 2021	Q2 2021	Q3 2021	Q4 2021 (a)	FY 2021
Net income (loss) attributable to Hyatt Hotels Corporation	**$ (304)**	**$ (9)**	**$ 120**	**$ (29)**	**$ (222)**
Interest expense	41	42	40	40	163
(Benefit) provision for income taxes	186	15	138	(73)	266
Depreciation and amortization	74	74	71	91	310
EBITDA	**(3)**	**122**	**369**	**29**	**517**
Contra revenue	8	9	9	9	35
Revenues for the reimbursement of costs incurred on behalf of managed and franchised properties	(260)	(366)	(456)	(501)	(1,583)
Costs incurred on behalf of managed and franchised properties	277	375	465	522	1,639
Equity (earnings) losses from unconsolidated hospitality ventures	(54)	34	12	(20)	(28)
Stock-based compensation expense	28	8	6	8	50
(Gains) losses on sales of real estate and other	—	(105)	(307)	(2)	(414)
Asset impairments	—	2	—	6	8
Other (income) loss, net	(12)	(25)	3	53	19
Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA	(4)	1	9	8	14
Adjusted EBITDA	**$ (20)**	**$ 55**	**$ 110**	**$ 112**	**$ 257**

(a) Includes activity for the two month period of ownership following the acquisition of ALG during the year ended December 31, 2021.

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ALG TWO-MONTH CONTRIBUTION TO HYATT CONSOLIDATED INCOME STATEMENT IN Q4 2021

	Three Months Ended December 31st, 2021[1]		
USD in millions	Hyatt excluding ALG	ALG	Combined
REVENUES:			
Owned and leased hotels	$ 280	$ -	$ 280
Management, franchise, and other fees	128	21	149
Contra revenue	(9)	-	(9)
Net management, franchise, and other fees	119	21	140
Distribution and destination management	-	115	115
Other revenues	21	19	40
Revenues for the reimbursement of costs incurred on behalf of managed and franchised properties	490	11	501
Total revenues	**910**	**166**	**1,076**
DIRECT AND SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES:			
Owned and leased hotels	219	-	219
Distribution and destination management	-	112	112
Depreciation and amortization	69	22	91
Other direct costs	33	16	49
Selling, general, and administrative	93	23	116
Costs incurred on behalf of managed and franchised properties	513	9	522
Direct and selling, general, and administrative expenses	**927**	**182**	**1,109**
Net gains and interest income from marketable securities held to fund rabbi trusts	8	-	8
Equity earnings from unconsolidated hospitality ventures	20	-	20
Interest expense	(40)	-	(40)
Gains on sales of real estate and other	2	-	2
Asset impairments	(6)	-	(6)
Other loss, net	(48)	(5)	(53)
LOSS BEFORE INCOME TAXES	**(81)**	**(21)**	**(102)**
BENEFIT (PROVISION) FOR INCOME TAXES	80	(7)	73
NET LOSS	**(1)**	**(28)**	**(29)**
NET LOSS ATTRIBUTATBLE TO NONCONTROLLING INTERESTS	-	-	-
NET LOSS ATTRIBUTATBLE TO HYATT HOTELS CORPORATION	**$ (1)**	**$ (28)**	**$ (29)**

HYATT

1. ALG financial performance is presented for the two-month period of Hyatt ownership during the quarter ended December 31, 2021 on a standalone basis to align with Hyatt's financial statement presentation and classifications. All such information and data is being presented and provided solely for informational purposes to enable investors to compare performance for such period on a consistent basis.

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ALG TWO-MONTH CONTRIBUTION TO HYATT ADJUSTED EBITDA† IN Q4 2021

USD in millions	Hyatt excluding ALG		ALG		Combined	
	Three Months Ended December 31st, 2021[1]					
Net loss attributable to Hyatt Hotels Corporation	$	(1)	$	(28)	$	(29)
Interest expense		40		-		40
(Benefit) provision for income taxes		(80)		7		(73)
Depreciation and amortization		69		22		91
EBITDA†		**28**		**1**		**29**
Contra revenue		9		-		9
Revenues for the reimbursement of costs incurred on behalf of managed and franchised properties		(490)		(11)		(501)
Costs incurred on behalf of managed and franchised properties		513		9		522
Equity earnings from unconsolidated hospitality ventures		(20)		-		(20)
Stock-based compensation expense		8		-		8
Gains on sales of real estate and other		(2)		-		(2)
Asset impairments		6		-		6
Other loss, net		48		5		53
Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA†		8		-		8
Adjusted EBITDA†	$	**108**	$	**4**	$	**112**
Net Deferral Activity						
Increase in Deferred Revenue	$	-	$	35	$	35
Increase in Deferred Costs		-		(16)		(16)
Net Deferrals	$	-	$	19	$	19
Increase in Net Financed Contracts	$	-	$	8	$	8

HYATT

1. ALG financial performance is presented for the two-month period of Hyatt ownership during the quarter ended December 31, 2021 on a standalone basis to align with Hyatt's financial statement presentation and classifications, including Hyatt's definition of Adjusted EBITDA, a non-GAAP financial measure. All such information and data is being presented and provided solely for informational purposes to enable investors to compare performance for such period on a consistent basis.

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ALG HISTORICAL PERFORMANCE BY QUARTER IN 2021

	Q1	Q2	Q3	Q4	Year to Date
Net Package RevPAR (Americas)	$ 75.62	$ 125.97	$ 135.47	$ 168.20	$ 127.40
Net Package RevPAR (Europe)	$ 39.72	$ 50.14	$ 101.36	$ 86.11	$ 87.88
Net Package RevPAR (Total)	**$ 74.67**	**$ 117.41**	**$ 124.84**	**$ 154.29**	**$ 120.62**
Unlimited Vacation Club Signed Contracts	**5,023**	**7,004**	**8,169**	**7,598**	**27,794**
Departures	**297,656**	**678,581**	**703,607**	**544,720**	**2,224,564**
USD in millions					
Net management, franchise, and other fees	9	16	24	28	77
Other Revenues	24	26	30	32	112
Distribution and destination management revenue	88	183	181	157	609
ALG Revenue	**$ 121**	**$ 225**	**$ 235**	**$ 217**	**$ 798**
Distribution and destination management expense	94	153	150	156	553
Adjusted SG&A†	27	32	38	37	134
ALG Adjusted EBITDA†	**$ (17)**	**$ 22**	**$ 20**	**$ 3**	**$ 28**
Increase in Deferred Revenue	19	42	53	53	167
Increase in Deferred Costs	(16)	(15)	(18)	(20)	(69)
Increase in Net Financed Contracts	$ 1	$ 13	22	12	48

ALG quarterly information presents key business metrics used by Hyatt, as well as ALG unaudited historical financial information and other data (including Adjusted EBITDA and Adjusted SG&A, non-GAAP financial measures) on a standalone basis for each quarter in fiscal year 2021, as adjusted, as applicable, to present such ALG historical information to align with Hyatt's definitions of Adjusted EBITDA and Adjusted SG&A, non-GAAP financial measures. All such information and data is being presented and provided solely for informational purposes to enable investors to evaluate performance for such periods on a consistent basis; ALG 2021 Results do not Include a license or royalty fee paid from Unlimited Vacation Club® to AMR™ due to intersegment eliminations.

HYATT
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